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                                  EXHIBIT 21.1

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
NAME                                                        STATE OF INCORPORATION/ORGANIZATION
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
25 East Same Day Surgery, LLC                                            Illinois

Alamo Heights Surgicare, L.P.                                            Texas

Arlington Surgicare Partners, Ltd.                                       Texas

Aspen Healthcare Holdings, Ltd.                                          United Kingdom

Aspen Healthcare, Ltd.                                                   United Kingdom

Aspen Leasing, Ltd.                                                      United Kingdom

Austintown Surgery Center, LLC                                           Ohio

Baptist Plaza Surgicare, L.P.                                            Tennessee

Baptist Surgery Center, L.P.                                             Tennessee

Bagley Holdings, LLC                                                     Ohio

Bellaire Outpatient Surgery Center, L.L.P.                               Texas

Cape Surgery Center, L.P.                                                Florida

Central Jersey Surgery Center, LLC                                       Georgia

Central Virginia Surgi-Center, L.P.                                      Virginia

CHC/USP Surgery Centers, LLC                                             Florida

Christus Santa Rosa Surgery Center, L.L.P.                               Texas

Christus/USP General Partner, LLC                                        Texas

Christus/USP Surgery Centers, L.P.                                       Texas

CHW/USP Bakersfield GP, L.L.C.                                           California

CHW/USP Bakersfield Surgery Centers, L.L.C.                              California

CHW/USP Glendale GP, L.L.C.                                              California

CHW/USP Glendale Memorial Surgery Centers, L.L.C.                        California

CHW/USP Oxnard GP, LLC                                                   California

CHW/USP Oxnard Surgery Centers, LLC                                      California

CHW/USP Phoenix II, LLC                                                  Arizona

CHW/USP San Gabriel GP, L.L.C.                                           California

CHW/USP San Gabriel Surgery Centers, L.L.C.                              California

CHW/USP Surgery Centers, LLC                                             Arizona

Coast Surgery Center, L.P.                                               California

Corpus Christi Holdings, LLC                                             Nevada

Corpus Christi Surgicare, Ltd.                                           Texas

Creekwood Surgery Center, L.P.                                           Missouri

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
Dallas Surgical Partners, L.L.P.                                         Texas

Day-Op Surgery Consulting Company, LLC                                   Delaware

Decatur Surgery Center, L.P.                                             Delaware

Denton Surgicare Partners, Ltd.                                          Texas

Denton Surgicare Real Estate, Ltd.                                       Texas

Desoto Surgicare Partners, Ltd.                                          Texas

Destin Surgery Center, Ltd.                                              Florida

Doctors Outpatient Surgicenter, Ltd.                                     Texas

East Brunswick Surgery Center, LLC                                       New Jersey

East West Surgery Center, L.P.                                           Georgia

Elmwood Park Same Day Surgery, L.L.C.                                    Illinois

Forth Worth Osteopathic Surgery Center, LP                               Texas

Forth Worth Osteopathic Surgery Center GP, LLC                           Texas

Fort Worth Surgicare Partners, Ltd.                                      Texas

Frisco Medical Center, L.L.P.                                            Texas

Garland Surgicare Partners, Ltd.                                         Texas

Georgia Musculoskeletal Network, Inc.                                    Georgia

Glendale Memorial Ambulatory Surgery Center, L.P.                        California

Global Healthcare Partners, Ltd.                                         United Kingdom

Grapevine Surgicare Partners, Ltd.                                       Texas

Greater Baton Rouge Surgical Hospital, LLC                               Louisiana

Health Horizons of Kansas City, Inc.                                     Tennessee

Health Horizons of Murfreesboro, Inc.                                    Tennessee

Health Horizons of Nashville, Inc.                                       Tennessee

Highgate Private Clinic, Ltd.                                            United Kingdom

Huguley Surgery Center, L.L.P.                                           Texas

Irving-Coppell Surgical Hospital, L.L.P.                                 Texas

KSF Orthopaedic Surgery Center, L.L.P.                                   Texas

Las Cruces Surgical Center LLC                                           New Mexico

Lawrenceville Surgery Center, L.L.C.                                     Georgia

Mary Immaculate Ambulatory Surgery Center, LLC                           Virginia

McLaren ASC of Flint, Inc.                                               Michigan

MCSH Real Estate Investors, Ltd.                                         Texas

Medcenter Management Services, Inc.                                      Delaware

Memorial Ambulatory Surgery Center, L.L.C.                               Virginia

Memorial Hermann Surgery Center Northwest, LLP                           Texas

Memorial Hermann Surgery Center Southeast, L.L.P.                        Texas

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
Memorial Hermann Surgery Center Southwest, L.L.P.                        Texas

Memorial Hermann Surgery Center - The Woodlands, L.L.P.                  Texas

Memorial Hermann/USP Surgery Centers II, LP                              Texas

Memorial Hermann/USP Surgery Centers III, LLP                            Texas

Memorial Hermann/USP Surgery Centers, LLP                                Texas

Mercy Southwest Ambulatory Surgery Center, L.P.                          California

Metroplex Surgicare Partners, Ltd.                                       Texas

Michigan ASC Partners, L.L.C.                                            Michigan

Middle Tennessee Ambulatory Surgery Center, L.P.                         Delaware

Mountain Empire Surgery Center, L.P.                                     Georgia

MSH Partners, LLP                                                        Texas

New Mexico Orthopaedic Surgery Center, Limited Pshp                      Georgia

North Central Surgical Center, L.L.P.                                    Texas

North Garland Surgery Center, L.L.P.                                     Texas

North Shore Same Day Surgery, L.L.C.                                     Illinois

Northern Monmouth Regional Surgery Center, L.L.C.                        New Jersey

Northside-Cherokee/USP Surgery Centers, L.L.C.                           Georgia

Northwest Georgia Orthopaedic Surgery Center, LLC                        Georgia

Oklahoma Center for Orthopedic and Multi-Specialty

Surgery, L.L.C.                                                          Oklahoma

Ortho Excel, Inc.                                                        Delaware

OrthoLink ASC Corporation                                                Tennessee

OrthoLink/Baptist ASC, LLC                                               Tennessee

OrthoLink of Colorado, Inc.                                              Colorado

OrthoLink Physicians Corporation                                         Delaware

OrthoLink Radiology Services Corporation                                 Tennessee

OrthoLink/ Georgia ASC, Inc.                                             Georgia

OrthoLink/New Mexico ASC, Inc.                                           Georgia

OrthoLink/TN ASC, Inc.                                                   Tennessee

OrthoLink/TOC, LLC                                                       Tennessee

OrthoLink/WY ASC, Inc.                                                   Wyoming

Orthopedic and Surgical Specialty Company, LLC                           Arizona

Orthopedic South Surgical Partners, LLC                                  Georgia

Pacific Endo-Surgical Center, L.P.                                       California

Park Cities Surgery Center, L.P.                                         Texas

Parkway Surgery Center, LLC                                              Nevada

Parkwest Surgery Center, L.P.                                            Tennessee

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
Pasadena Holdings, LLC                                                   Nevada

Physicians Data Professionals, Inc.                                      Texas

Physicians Pavilion, L.P.                                                Delaware

Providence/USP Surgery Centers, L.L.C.                                   California

Radsource, LLC                                                           Delaware

Reading Ambulatory Surgery Center, L.P.                                  Pennsylvania

Resurgens Surgery Center, LLC                                            Georgia

River North Same Day Surgery, L.L.C.                                     Illinois

Rockwall/Heath Surgery Center, L.L.P.                                    Texas

Roswell Surgery Center, L.L.C.                                           Georgia

Saint Thomas Campus Surgicare, L.P.                                      Tennessee

Saint Thomas/USP - Baptist Plaza, L.L.C.                                 Tennessee

Saint Thomas/USP Surgery Centers, L.L.C.                                 Tennessee

Saint Thomas/USP Surgery Centers II, L.L.C.                              Tennessee

Same Day Surgery, L.L.C.                                                 Illinois

Same Day Management, L.L.C.                                              Illinois

San Fernando Valley Surgery Center, L.P.                                 California

San Gabriel Ambulatory Surgery Center, L.P.                              California

San Gabriel Valley Surgical Center, L.P.                                 California

Sarasota Surgicare, Ltd.                                                 Florida

Six Corners Same Day Surgery, L.L.C.                                     Illinois

Shore Outpatient Surgicenter, L.L.C.                                     New Jersey

Shrewsbury Surgery Center, LLC                                           New Jersey

Southwest Ambulatory Surgery Center, LLC                                 Oklahoma

Specialists Surgery Center, L.L.C.                                       Oklahoma

Specialty Surgicenters, Inc.                                             Georgia

SSI Holdings, Inc.                                                       Georgia

St. Agnes Surgery Center of Ellicott City, L.L.L.P.                      Maryland

St. Agnes/USP Joint Venture, LLC                                         Maryland

St. John's Outpatient Surgery Center, LP                                 California

St. Joseph's Outpatient Surgery Center, LLC                              Arizona

St. Mary's Surgical Center, LLC                                          Missouri

St. Mary's/USP Surgery Centers, LLC                                      Missouri

Sugar Land Surgical Hospital, LLP                                        Texas

Surgery Center of Georgia, LLC                                           Georgia

Surgicoe Corporation                                                     Georgia

Surgicoe of Texas, Inc.                                                  Texas

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
Surgicoe Real Estate, L.L.C.                                             Georgia

Tamarac Surgery Center, LLC                                              Florida

Tennessee Musculoskeletal Network, Inc.                                  Tennessee

Teton Outpatient Services, LLC                                           Wyoming

Texan Ambulatory Surgery Center, L.P.                                    Texas

Texas Health Venture Arlington L.P.                                      Texas

Texas Health Venture Bellaire, L.P.                                      Texas

Texas Health Venture Denton L.P.                                         Texas

Texas Health Venture DSP L.P.                                            Texas

Texas Health Venture Frisco, L.P.                                        Texas

Texas Health Venture Ft. Worth L.L.C.                                    Texas

Texas Health Venture Garland L.P.                                        Texas

Texas Health Venture Grapevine L.P.                                      Texas

Texas Health Venture Huguley, L.P.                                       Texas

Texas Health Venture Irving-Coppell, L.P.                                Texas

Texas Health Venture North Garland, L.P.                                 Texas

Texas Health Venture Park Cities/Trophy Club, LP                         Texas

Texas Health Venture Rockwall, L.P.                                      Texas

Texas Health Ventures Group L.L.C.                                       Texas

Texas Health Ventures Group Holdings, LLC                                Nevada

The Center for Ambulatory Surgical Treatment, L.P.                       California

The Surgery Center, an Ohio limited partnership                          Ohio

THVG Arlington GP, LLC                                                   Delaware

THVG Bedford GP, LLC                                                     Delaware

THVG Bedford, L.P.                                                       Texas

THVG Bellaire GP, LLC                                                    Texas

THVG Denton GP, LLC                                                      Delaware

THVG DeSoto GP, LLC                                                      Delaware

THVG DeSoto, L.P.                                                        Texas

THVG DSP GP, LLC                                                         Delaware

THVG Fort Worth GP, LLC                                                  Delaware

THVG Fort Worth, L.P.                                                    Texas

THVG Frisco GP, LLC                                                      Delaware

THVG Garland GP, LLC                                                     Delaware

THVG Grapevine GP, LLC                                                   Delaware

THVG Huguley GP, LLC                                                     Delaware

THVG Irving-Coppell GP, LLC                                              Delaware

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
THVG North Garland GP, LLC                                               Delaware

THVG Park Cities/Trophy Club GP, LLC                                     Texas

THVG Rockwall GP, LLC                                                    Delaware

THVG Valley View GP, LLC                                                 Delaware

THVG Valley View L.P.                                                    Texas

THVG/HealthFirst Holdings, LLC                                           Nevada

THVG/Healthfirst L.L.C.                                                  Texas

Toms River Surgery Center, L.L.C.                                        New Jersey

TOPS Specialty Hospital, Ltd.                                            Texas

Trophy Club Medical Center, LP                                           Texas

Tulsa Outpatient Surgery Center, LLC                                     Oklahoma

United Surgery Center - Southeast, Ltd.                                  Texas

United Surgical Associates, L.L.C.                                       Arizona

United Surgical of Atlanta, Inc.                                         Georgia

United Surgical of Torrance, Inc.                                        California

United Surgical Partners GP, Inc.                                        Delaware

United Surgical Partners Holdings, Inc.                                  Delaware

University Surgery Center, Ltd.                                          Florida

University Surgical Partners of Dallas, L.L.P.                           Texas

USP Austin, Inc.                                                         Texas

USP Austintown, Inc.                                                     Ohio

USP Bakersfield, Inc.                                                    California

USP Baltimore, Inc.                                                      Maryland

USP Baton Rouge, Inc.                                                    Louisiana

USP Central New Jersey, Inc.                                             New Jersey

USP Chicago, Inc.                                                        Illinois

USP Cleveland, Inc.                                                      Ohio

USP Coast, Inc.                                                          California

USP Corpus Christi, Inc.                                                 Texas

USP Cottonwood, Inc.                                                     Arizona

USP Decatur, Inc.                                                        Tennessee

USP Destin, Inc.                                                         Florida

USP Domestic Holdings, Inc.                                              Delaware

USP Fredericksburg, Inc.                                                 Virginia

USP Glendale, Inc.                                                       California

USP Houston, Inc.                                                        Texas

USP International Holdings, Inc.                                         Delaware

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
USP Las Cruces, Inc.                                                     New Mexico

USP Long Island, Inc.                                                    Delaware

USP Lyndhurst, Inc.                                                      Ohio

USP Kansas City, Inc.                                                    Missouri

USP Michigan, Inc.                                                       Michigan

USP Mission Hills, Inc.                                                  California

USP Nevada Holdings, LLC                                                 Nevada

USP Nevada, Inc.                                                         Nevada

USP New Jersey, Inc.                                                     New Jersey

USP Newport News, Inc.                                                   Virginia

USP North Texas, Inc.                                                    Delaware

USP Oklahoma, Inc.                                                       Oklahoma

USP Oxnard, Inc.                                                         California

USP Philadelphia, Inc.                                                   Pennsylvania

USP Phoenix, Inc.                                                        Arizona

USP Reading, Inc.                                                        Pennsylvania

USP Richmond, Inc.                                                       Virginia

USP San Antonio, Inc.                                                    Texas

USP San Gabriel, Inc.                                                    California

USP Sarasota, Inc.                                                       Florida

USP Securities Corporation                                               Tennessee

USP Tennessee, Inc.                                                      Tennessee

USP Texas Air, L.L.C.                                                    Texas

USP Texas, L.P.                                                          Texas

USP Torrance, Inc.                                                       California

USP West Covina, Inc.                                                    California

USP Westwood, Inc.                                                       California

USP Winter Park, Inc.                                                    Florida

USPE Holdings, Ltd.                                                      United Kingdom

Valley View Surgicare Partners, Ltd.                                     Texas

Warner Park Surgery Center, L.P.                                         Arizona

Zeeba Surgery Center, L.P.                                               Ohio